EXHIBIT 10.1

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) dated as of February 3, 2020 but effective as of the Effective Date (defined below) is by and among Forum Energy Technologies, Inc., a Delaware corporation (the “Parent”; and those additional entities that are parties hereto as borrowers (each, a “US Borrower” and individually and collectively, jointly and severally, the “US Borrowers”)), Forum Canada ULC, an Alberta unlimited liability corporation (“Forum Canada”; and those additional entities that are parties hereto as borrowers (each, a “Canadian Borrower” and individually and collectively, jointly and severally, the “Canadian Borrowers”, and together with the US Borrowers, each a “Borrower” and individually and collectively, jointly and severally, the “Borrowers”)), the Restricted Subsidiaries party hereto (each a “Guarantor” and collectively, the “Guarantors”), the Lenders (as defined below) party hereto, the Swing Line Lenders party hereto, the Issuing Banks party hereto and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Agent”).
RECITALS

A.    The Parent, Forum Canada, each other Borrower party thereto, the Agent and the financial institutions party thereto from time to time, as lenders, issuing banks and swing line lenders (collectively, the “Lenders”) are parties to that certain Third Amended and Restated Credit Agreement dated as of October 30, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).
B.    The Borrowers have requested to amend the Credit Agreement to increase the US Letter of Credit Sublimit (as defined in the Credit Agreement) from $25 million to $45 million.
C.    The Agent, the Issuing Banks and the Required Lenders have agreed to (i) increase the US Letter of Credit Sublimit as requested by the Borrowers and (ii) provide for other updates to the Credit Agreement, in each case, as provided herein and subject to the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Defined Terms. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.
Section 2.    Other Definitional Provisions. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “including” means “including, without limitation”. Section headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such Section headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.
Section 3.    Amendment to Credit Agreement.
(a)    Section 1.1 (Definitions) of the Credit Agreement is hereby amended as follows:
(1)    to add the following defined terms in alphabetical order therein:
“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 CFR § 1010.230.
“FDIC” means the Federal Deposit Insurance Corporation.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
(2)    to amend and restate the definition of “Benefit Plan” to read as follows:
“Benefit Plan” any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
(3)    to amend and restate the definition of “US Letter of Credit Sublimit” in its entirety to read as follows:
“US Letter of Credit Sublimit” means $45,000,000.
(b)    Article I (Definitions and Construction) of the Credit Agreement is hereby amended to add as a new Section 1.9 the following:
Section 1.9    Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

(c)    Section 2.10A (US Letters of Credit) of the Credit Agreement is hereby amended in the following manner:
(1)    to amend and restate the first sentence of clause (a) thereof in its entirety as follows:
“Subject to the terms and conditions of this Agreement, upon the request of the Borrowers made in accordance herewith, and prior to the Maturity Date, US Issuing Banks may, but shall not be obligated to, agree to issue a requested standby US Letter of Credit or a sight commercial US Letter of Credit for the account of US Borrowers on their behalf or on behalf of any Restricted Subsidiary.”
(2)    to delete the final sentence of clause (a) in its entirety; and
(3)    to replace the reference to “$25,000,000” in Section 2.10A(b)(i) with a reference to “the US Letter of Credit Sublimit”;
(d)    Section 2.10(B) (Canadian Letters of Credit) of the Credit Agreement is hereby amended in the following manner:
(1)    to amend and restate the first sentence of clause (a) thereof in its entirety as follows:
“Subject to the terms and conditions of this Agreement, upon the request of Administrative Borrower made in accordance herewith, and prior to the Maturity Date, Canadian Issuing Banks may, but shall not be obligated to, agree to issue, or if Canadian Issuing Bank is WF Canada, to cause a Canadian Underlying Issuer (including as Canadian Issuing Bank’s agent) to issue, a requested standby Canadian Letter of Credit or a sight commercial Canadian Letter of Credit for the account of Canadian Borrowers on their behalf or on behalf of any other Restricted Subsidiary.”
and,
(2)    to delete the final sentence of clause (a) in its entirety.
(e)    Section 4.12 (Complete Disclosure) of the Credit Agreement is hereby amended to add the following to the end of such section:
The information included in the most recent Beneficial Ownership Certification delivered to the Lenders hereunder is true and correct.
(f)    Section 5.10 (Disclosure Updates) of the Credit Agreement is hereby amended to add the following to the end of such section:
Each Loan Party will (i) notify the Agent and each Lender that previously received a Beneficial Ownership Certification (or a certification that each Borrower qualifies for an express exclusion to the “legal entity customer” definition under the Beneficial Ownership

Regulation) of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein (or, if applicable, the Borrowers ceasing to fall within an express exclusion to the definition of “legal entity customer” under the Beneficial Ownership Regulation), and (ii) promptly upon the reasonable request of the Agent or any Lender, provide the Agent or directly to such Lender, as the case may be, any information or documentation requested by it for purposes of complying with the Beneficial Ownership Regulation.
(g)    Article XVII (General Provisions) of the Credit Agreement is hereby amended to add as a new Section 17.17 the following:
Section 17.17    Certain ERISA Matters.
(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agent, each Joint Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:
(i)    such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit or the Commitments;
(ii)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement;
(iii)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or

(iv)    such other representation, warranty and covenant as may be agreed in writing between the Agent, in its sole discretion, and such Lender.
(b)    In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agent, each Joint Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that none of the Agent, any Joint Lead Arranger and their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Agent under this Agreement, any Loan Document or any documents related hereto or thereto).
(h)    Article XVII (General Provisions) of the Credit Agreement is hereby amended to add as a new Section 17.18 the following:
Section 17.18    Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the FDIC under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(a)    In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered

Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)    As used in this Section 17.18, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following:
(i)    a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(ii)    a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii)    a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
Section 4.    Representations and Warranties. Each Loan Party hereby represents and warrants that:
(a)    after giving effect to this Agreement, the representations and warranties of the Loan Parties and their Restricted Subsidiaries contained in the Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on the Effective Date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date);
(b)    no Default or Event of Default has occurred and is continuing;

(c)    the execution, delivery and performance of this Agreement by such Loan Party are within its corporate or limited liability company power and authority, as applicable, and have been duly authorized by all necessary corporate or limited liability company action, as applicable;
(d)    this Agreement constitutes the legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally and general principles of equity whether applied by a court of law or equity; and
(e)    there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement, other than consents, licenses, approvals or other actions that have been obtained and are in full force and effect and immaterial consents, licenses, approvals or other actions the failure to obtain which could not reasonably be expected to be adverse to the interests of any member of the Lender Group.
Section 5.    Conditions to Effectiveness. This Agreement shall become effective and enforceable against the parties hereto as of the date on which the satisfaction of the following conditions precedent occurs (the “Effective Date”):
(a)    The Agent shall have received this Agreement executed by duly authorized officers of the Parent, Forum Canada, the other Borrowers, the Guarantors, the Agent, the Issuing Banks, and the Required Lenders.
(b)    Each Borrower shall have delivered to the Agent and directly to any Lender requesting the same, a Beneficial Ownership Certification in relation to it (or a certification that such Borrower qualifies for an express exclusion from the “legal entity customer” definition under the Beneficial Ownership Regulations), in each case, at least five (5) Business Days prior to the Effective Date.
(c)    The Borrower shall have paid all fees and expenses owed to the Agent, the Lenders and Agents’ outside legal counsel, to the extent required to be paid or reimbursed under the terms of the Loan Documents, pursuant to invoices presented for payment at least one Business Day prior to the Effective Date.
(d)    The representations and warranties in Section 4 hereof shall be true and correct in all respects.
Section 6.    Acknowledgments and Agreements.
(a)    Each Loan Party acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms and each Loan Party waives any defense, offset, counterclaim or recoupment (other than a defense of payment or performance) with respect thereto.
(b)    Each Loan Party, the Agent, the Issuing Banks, the Swing Line Lenders and each Lender party hereto does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby

(the “Amended Credit Agreement”), and acknowledges and agrees that the Amended Credit Agreement is and remains in full force and effect, and acknowledges and agrees that their respective liabilities and obligations under the Amended Credit Agreement, each Guaranty and Security Agreement, and the other Loan Documents, are not impaired in any respect by this Agreement.
(c)    Nothing herein shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Agent or any Lender with respect to the Loan Documents, or (iv) the rights of the Agent, any Issuing Bank, any Swing Line Lender or any Lender to collect the full amounts owing to them under the Loan Documents.
(d)    From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean the Credit Agreement and such Loan Documents, as amended by this Agreement. This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.
Section 7.    Reaffirmation of Guaranty and Security Agreements. Each Loan Party (a) reaffirms the terms of and its obligations (and the security interests granted by it) under each Guaranty and Security Agreement to which it is a party, and agrees that each such Guaranty and Security Agreement will continue in full force and effect to secure the Obligations as the same may be amended, supplemented, or otherwise modified from time to time, (b) acknowledges, represents, warrants and agrees that the liens and security interests granted by it pursuant to the Guaranty and Security Agreement are valid, enforceable and subsisting and create a security interest to secure the Obligations, and (c) confirms, acknowledges and agrees that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Obligations, as such Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty and Security Agreement, in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Credit Documents.
Section 8.    Counterparts. This Agreement may be signed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which, taken together, constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by e-mail “PDF” copy shall be effective as delivery of a manually executed counterpart of this Agreement.
Section 9.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.
Section 10.    Invalidity. In the event that any one or more of the provisions contained in this Agreement shall be held invalid, illegal or unenforceable in any respect under any applicable Legal Requirement, the validity, legality, and enforceability of the remaining provisions contained herein or therein shall not be affected or impaired thereby.

Section 11.    Governing Law. This Agreement shall be deemed a contract under, and shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such state without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).
Section 12.    Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND SUPERSEDE ALL PRIOR UNDERSTANDINGS AND AGREEMENTS, WHETHER WRITTEN OR ORAL, RELATING TO THE TRANSACTIONS PROVIDED FOR HEREIN AND THEREIN. ADDITIONALLY, THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, AND THE OTHER CREDIT DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
IN EXECUTING THIS AGREEMENT, EACH PARTY HERETO HEREBY WARRANTS AND REPRESENTS IT IS NOT RELYING ON ANY STATEMENT OR REPRESENTATION OTHER THAN THOSE IN THIS AGREEMENT AND IS RELYING UPON ITS OWN JUDGMENT AND ADVICE OF ITS ATTORNEYS.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.
BORROWERS:

FORUM ENERGY TECHNOLOGIES, INC.

By: /s/ Pablo Mercado
Name: Pablo Mercado
Title: Senior Vice President and Chief Financial Officer

FORUM CANADA ULC

By: /s/ John McElroy
Name: John McElroy
Title: President

GT COILED TUBING OF CANADA ULC

By: /s/ John McElroy
Name: John McElroy
Title: Vice President

GUARANTORS:

FET HOLDINGS, LLC
FORUM ENERGY SERVICES, INC.
FORUM GLOBAL HOLDINGS, LLC
FORUM GLOBAL TUBING LLC
FORUM GLOBAL TUBING LP
FORUM INTERNATIONAL HOLDINGS, INC.
FORUM US, INC.

By: /s/ John McElroy
Name: John McElroy
Title: President

[SIGNATURE PAGE TO FORUM AMENDMENT NO. 1]

GLOBAL TUBING LLC

By: /s/ John McElroy
Name: John McElroy
Title: Vice President

Z EXPLORATIONS, INC.

By: /s/ Susie Lott
Name: Susie Lott
Title: Director

GLOBAL FLOW TECHNOLOGIES, INC.
Z RESOURCES, INC.
ZY-TECH GLOBAL INDUSTRIES, INC.

By: /s/ Susie Lott
Name: Susie Lott
Title: Director / Secretary (Global Flow Tech.)

PRO-TECH VALVE SALES, INC.

By: /s/ Wayne Fetaz
Name: Wayne Fetaz
Title: Director

HOUSTON GLOBAL HEAT TRANSFER LLC

By: /s/ John McElroy
Name: John McElroy
Title: President

GLOBAL HEAT TRANSFER ULC

By: /s/ John McElroy

[SIGNATURE PAGE TO FORUM AMENDMENT NO. 1]

Name: John McElroy
Title: Vice President

[SIGNATURE PAGE TO FORUM AMENDMENT NO. 1]

AGENTS/LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent, Issuing Bank and a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FORUM AMENDMENT NO. 1]

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Lender and Issuing Bank

By:
Name:
Title:

[SIGNATURE PAGE TO FORUM AMENDMENT NO. 1]

JPMORGAN CHASE BANK, N.A., as a Lender and Issuing Bank

By: /s/ Jorge Diaz Granados
Name: Jorge Diaz Granados
Title: Authorized Officer

[SIGNATURE PAGE TO FORUM AMENDMENT NO. 1]

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Lender and Issuing Bank

By: /s/ Min Tam
Name: Min Tam
Title: Authorized Officer

[SIGNATURE PAGE TO FORUM AMENDMENT NO. 1]

CITIBANK, N.A., as a Lender

By: /s/ Brendan Mackay
Name: Brendan Mackay
Title: Vice President and Director

[SIGNATURE PAGE TO FORUM AMENDMENT NO. 1]

BANK OF AMERICA, N.A., as a Lender

By:/s/ Michael Danby
Name:    Michael Danby
Title:    Vice President

[SIGNATURE PAGE TO FORUM AMENDMENT NO. 1]

BANK OF AMERICA, N.A. CANADA BRANCH, as a Lender

By:/s/ Sylwia Durkiewicz
Name:    Sylwia Durkiewicz
Title:    Vice President

[SIGNATURE PAGE TO FORUM AMENDMENT NO. 1]

HSBC BANK USA, N.A., as a Lender

By:/s/ Chase Gavin
Name:    Chase Gavin
Title:    Vice President

[SIGNATURE PAGE TO FORUM AMENDMENT NO. 1]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:/s/ Frank Fazio
Name:    Frank Fazio
Title:    Managing Director

By:/s/ Michael Strobel
Name:    Michael Strobel
Title:    Vice President

[SIGNATURE PAGE TO FORUM AMENDMENT NO. 1]

DEUTSCHE BANK AG, CANADA BRANCH, as a Lender

By:/s/ David Gynn
Name:    David Gynn
Title:    Chief Country Officer

By:/s/ Rupert Gomes
Name:    Rupert Gomes
Title:    Vice President

[SIGNATURE PAGE TO FORUM AMENDMENT NO. 1]

ZB, N.A. DBA AMEGY BANK, as a Lender

By:/s/ Brad Ellis
Name:    Brad Ellis
Title:    Senior Vice President

[SIGNATURE PAGE TO FORUM AMENDMENT NO. 1]